UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)      November 14, 2002
                                                   ---------------------------
                                                      (October 31, 2002)
                                                   ---------------------------



                               PNM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         New Mexico                 Commission                 85-0468296
----------------------------   File Number 333-32170    -----------------------
(State or Other Jurisdiction               ---------       (I.R.S. Employer
     of Incorporation)                                  Identification) Number)



Alvarado Square, Albuquerque, New Mexico                         87158
----------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)



                          (505) 241-2700 (Registrant's
                     telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of October 2002 and 2001 and the ten months ended October 31, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended           Ten Months Ended
                                        October 31,             October 31,
                                   --------------------- ----------------------
                                      2002       2001       2002        2001
                                   ---------- ---------- ---------- -----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                              590        569      6,205       6,085
     Wholesale
         Firm Sales                       45         47        477         488
         Firm Surplus                      8         39        245         767
         Short Term / Uncommitted        727        804      7,296       9,461
                                   ---------- ---------- ---------- -----------

         Total Wholesale Sales           780        890      8,018      10,716
                                   ---------- ---------- ---------- -----------

         Total Energy Sales            1,370      1,459     14,223      16,801
                                   ========== ========== ========== ===========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                 245         137          2,475         2,483
                        ==========    ========     ==========    ==========

          CDD                   3          12          1,537         1,578
                        ==========    ========     ==========    ==========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                  ---------------------------------------------
                                                   (Registrant)


Date:  November 14, 2002                        /s/ John R. Loyack
                                  ---------------------------------------------
                                                  John R. Loyack
                                   Vice President and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)


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